N / E / W / S R / E / L / E / A / S / E

April 25, 2024

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2024 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

First Quarter 2024 Highlights:

•    Net income available to common stockholders was $47.5 million and diluted earnings per common share totaled $0.80 compared to $63.6 million and $1.07 in the first quarter of 2023, and $42.0 million and $0.71 in the fourth quarter of 2023. Net income and diluted earnings per common share, excluding non-core charges of $3.5 million incurred during the quarter, totaled $50.1 million and $0.85, respectively.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.25 percent.
•    Total loans declined $24.3 million, or 0.8 percent annualized on a linked quarter basis, but increased $346.4 million, or 2.8 percent during the last twelve months when excluding the impact of a non-relationship commercial loan portfolio sale of $116.6 million that occurred during the second quarter of 2023.
•    Total deposits increased $63.1 million, or 1.7 percent annualized on a linked quarter basis, and $181.3 million, or 1.2 percent during the last twelve months.
•    Net charge-offs totaled 7 basis points of average loans (annualized) compared to 10 basis points on a linked quarter basis.
•Nonperforming assets to total assets were 37 basis points compared to 32 basis points on a linked quarter basis.
•    The efficiency ratio totaled 59.21 percent for the quarter and 57.03 percent excluding $3.5 million of non-core charges incurred during the quarter.

Mark Hardwick, Chief Executive Officer, stated, "Given the length and severity of the inverted yield curve, we were pleased to see relative stabilization of our net interest margin during the quarter. Capital, liquidity, the allowance for credit losses and earnings are strong and supported share repurchase activity during the quarter of $30 million, as well as, the redemption of $40 million in sub-debt." Hardwick added, "Three of our four major technology initiatives have also been deployed to include in-branch account opening, consumer online and mobile upgrades, and a new Private Wealth platform."

First Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported first quarter 2024 net income available to common stockholders of $47.5 million compared to $63.6 million during the same period in 2023. Diluted earnings per common share for the period totaled $0.80 compared to the first quarter of 2023 result of $1.07 per share. The corporation incurred $3.5 million of non-core charges during the quarter including $1.1 million from an additional FDIC special assessment and $2.4 million of digital platform conversion costs.

Total assets equaled $18.3 billion as of quarter-end and loans totaled $12.5 billion. During the past twelve months, total loans grew by $346.4 million, or 2.8 percent and were offset by a non-relationship based commercial loan sale of $116.6 million that occurred in the second quarter of 2023. On a linked quarter basis, loans declined $24.3 million, or 0.8 percent annualized.

Investments securities, totaling $3.8 billion, decreased $273.8 million, or 6.7 percent, during the last twelve months and decreased $27.8 million, or 2.9 percent annualized on a linked quarter basis.

Total deposits equaled $14.9 billion as of quarter-end and increased by $181.3 million, or 1.2 percent, over the past twelve months. Total deposits increased $63.1 million, or 1.7 percent annualized on a linked quarter basis. During the quarter, customer deposits increased $87.3 million which was offset by a reduction in brokered deposits of $24.2 million. The loan to deposit ratio declined slightly to 83.9 percent at period end from 84.4 percent in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $204.7 million as of quarter-end, a decrease of $0.3 million from prior quarter. Loan charge-offs, net of recoveries, for the quarter totaled $2.3 million. Provision expense for loans was recorded during the quarter of $2.0 million resulting in an ACL as a percent of loans of 1.64 percent. Reserves for unfunded commitments totaling $19.5 million remain unchanged from prior quarter. Non-performing assets to total assets were 0.37 percent for the first quarter of 2024, an increase of five basis points compared to 0.32 percent in the prior quarter.

Net interest income, totaling $127.1 million for the quarter, declined $3.0 million, or 2.3 percent, compared to prior quarter and decreased $17.1 million, or 11.8 percent, compared to the first quarter of 2023. Stated net-interest margin on a tax equivalent basis totaling 3.10 percent, declined by six basis points compared to the fourth quarter of 2023 and decreased 48 basis points compared to the first quarter of 2023. During the quarter, increased deposit costs and a continued change in deposit mix offset the increase in earning asset yields reducing net-interest margin.

Noninterest income, totaling $26.6 million for the quarter, increased $0.2 million, compared to the fourth quarter of 2023 and increased $1.6 million from the first quarter of 2023. Customer-related fees declined $1.2 million from prior quarter due to lower gains on sales of loans and derivative hedge fees. Non-customer related fees increased $1.4 million from prior quarter primarily due to realized losses on the sales of securities recorded in the prior quarter.

Noninterest expense totaled $96.9 million for the quarter, a decrease of $11.2 million from the fourth quarter of 2023 due to a decline in non-core charges and lower marketing spend. Non-core charges incurred during the quarter totaled $3.5 million and included $1.1 million from an additional FDIC special assessment and $2.4 million of digital platform conversion costs. Non-core charges recorded in the prior quarter totaled $12.7 million and included $4.3 million from an FDIC special assessment, $6.3 million of early retirement and severance costs, and $2.1 million from a lease termination.

The Corporation’s total risk-based capital ratio equaled 13.34 percent, common equity tier 1 capital ratio equaled 11.25 percent, and the tangible common equity ratio totaled 8.32 percent. These ratios continue to demonstrate the Corporation’s strong capital position.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, April 25, 2024.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BIdd109dbd75ba4d42a3ddae5a62b4e2a1)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/8p72e5ye) during the time of the call. A replay of the webcast will be available until April 25, 2025.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2024	2023
ASSETS
Cash and due from banks	$100,514	$125,818
Interest-bearing deposits	410,497	352,695
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,783,574	4,057,389
Loans held for sale	15,118	9,408
Loans	12,465,582	12,241,461
Less: Allowance for credit losses - loans	(204,681)	(223,052)
Net loans	12,260,901	12,018,409
Premises and equipment	132,706	115,857
Federal Home Loan Bank stock	41,758	41,878
Interest receivable	92,550	85,515
Goodwill and other intangibles	737,144	745,647
Cash surrender value of life insurance	306,028	309,090
Other real estate owned	4,886	7,777
Tax asset, deferred and receivable	101,121	103,070
Other assets	331,006	270,777
TOTAL ASSETS	$18,317,803	$18,243,330
LIABILITIES
Deposits:
Noninterest-bearing	$2,338,364	$2,964,355
Interest-bearing	12,546,220	11,738,932
Total Deposits	14,884,584	14,703,287
Borrowings:
Federal funds purchased	—	20
Securities sold under repurchase agreements	130,264	179,067
Federal Home Loan Bank advances	612,778	823,577
Subordinated debentures and other borrowings	118,612	151,312
Total Borrowings	861,654	1,153,976
Interest payable	19,262	11,979
Other liabilities	327,500	251,640
Total Liabilities	16,093,000	16,120,882
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 58,564,819 and 59,257,051 shares	7,321	7,407
Additional paid-in capital	1,208,447	1,231,532
Retained earnings	1,181,939	1,057,298
Accumulated other comprehensive loss	(198,029)	(198,914)
Total Stockholders' Equity	2,224,803	2,122,448
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,317,803	$18,243,330

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2024	2023
INTEREST INCOME
Loans receivable:
Taxable	$198,023	$172,353
Tax-exempt	8,190	7,709
Investment securities:
Taxable	8,748	9,087
Tax-exempt	13,611	16,070
Deposits with financial institutions	6,493	637
Federal Home Loan Bank stock	835	542
Total Interest Income	235,900	206,398
INTEREST EXPENSE
Deposits	98,285	50,685
Federal funds purchased	—	1,297
Securities sold under repurchase agreements	1,032	848
Federal Home Loan Bank advances	6,773	7,064
Subordinated debentures and other borrowings	2,747	2,385
Total Interest Expense	108,837	62,279
NET INTEREST INCOME	127,063	144,119
Provision for credit losses	2,000	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	125,063	144,119
NONINTEREST INCOME
Service charges on deposit accounts	7,907	7,359
Fiduciary and wealth management fees	8,200	7,862
Card payment fees	4,500	5,172
Net gains and fees on sales of loans	3,254	2,399
Derivative hedge fees	263	1,148
Other customer fees	427	517
Earnings on cash surrender value of life insurance	1,592	1,288
Net realized losses on sales of available for sale securities	(2)	(1,571)
Other income	497	823
Total Noninterest Income	26,638	24,997
NONINTEREST EXPENSES
Salaries and employee benefits	58,293	57,459
Net occupancy	7,312	7,259
Equipment	6,226	6,126
Marketing	1,198	1,309
Outside data processing fees	6,889	6,113
Printing and office supplies	353	383
Intangible asset amortization	1,957	2,197
FDIC assessments	4,287	1,396
Other real estate owned and foreclosure expenses	534	(18)
Professional and other outside services	3,952	3,698
Other expenses	5,934	7,798
Total Noninterest Expenses	96,935	93,720
INCOME BEFORE INCOME TAX	54,766	75,396
Income tax expense	6,825	11,317
NET INCOME	47,941	64,079
Preferred stock dividends	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,472	$63,610
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.80	$1.07
Diluted Net Income Available to Common Stockholders	$0.80	$1.07
Cash Dividends Paid to Common Stockholders	$0.34	$0.32
Average Diluted Common Shares Outstanding (in thousands)	59,273	59,441

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2024	2023
NET CHARGE-OFFS	$2,253	$225

AVERAGE BALANCES:
Total Assets	$18,430,521	$18,022,195
Total Loans	12,477,066	12,135,384
Total Earning Assets	17,123,851	16,824,407
Total Deposits	14,881,205	14,423,409
Total Stockholders' Equity	2,242,139	2,083,125

FINANCIAL RATIOS:
Return on Average Assets	1.04%	1.42%
Return on Average Stockholders' Equity	8.47	12.21
Return on Tangible Common Stockholders' Equity	13.21	19.82
Average Earning Assets to Average Assets	92.91	93.35
Allowance for Credit Losses - Loans as % of Total Loans	1.64	1.82
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.01
Average Stockholders' Equity to Average Assets	12.17	11.56
Tax Equivalent Yield on Average Earning Assets	5.65	5.06
Interest Expense/Average Earning Assets	2.55	1.48
Net Interest Margin (FTE) on Average Earning Assets	3.10	3.58
Efficiency Ratio	59.21	51.72
Tangible Common Book Value Per Share	$25.07	$22.93

NONPERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Nonaccrual Loans	$62,478	$53,580	$53,102	$69,240	$46,576
Other Real Estate Owned and Repossessions	4,886	4,831	6,480	7,685	7,777
Nonperforming Assets (NPA)	67,364	58,411	59,582	76,925	54,353
90+ Days Delinquent	2,838	172	89	428	7,032
NPAs & 90 Day Delinquent	$70,202	$58,583	$59,671	$77,353	$61,385

Allowance for Credit Losses - Loans	$204,681	$204,934	$205,782	$221,147	$223,052
Quarterly Net Charge-offs	2,253	3,148	20,365	1,905	225
NPAs / Actual Assets %	0.37%	0.32%	0.33%	0.43%	0.30%
NPAs & 90 Day / Actual Assets %	0.38%	0.32%	0.33%	0.43%	0.34%
NPAs / Actual Loans and OREO %	0.54%	0.47%	0.48%	0.63%	0.44%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.64%	1.64%	1.67%	1.80%	1.82%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.07%	0.10%	0.66%	0.06%	0.01%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
ASSETS
Cash and due from banks	$100,514	$112,649	$125,173	$108,975	$125,818
Interest-bearing deposits	410,497	436,080	348,639	219,480	352,695
Investment securities, net of allowance for credit losses	3,783,574	3,811,364	3,713,724	3,891,491	4,057,389
Loans held for sale	15,118	18,934	30,972	27,297	9,408
Loans	12,465,582	12,486,027	12,271,422	12,270,233	12,241,461
Less: Allowance for credit losses - loans	(204,681)	(204,934)	(205,782)	(221,147)	(223,052)
Net loans	12,260,901	12,281,093	12,065,640	12,049,086	12,018,409
Premises and equipment	132,706	133,896	132,441	114,402	115,857
Federal Home Loan Bank stock	41,758	41,769	41,797	41,842	41,878
Interest receivable	92,550	97,664	90,011	89,784	85,515
Goodwill and other intangibles	737,144	739,101	741,283	743,465	745,647
Cash surrender value of life insurance	306,028	306,301	306,106	307,020	309,090
Other real estate owned	4,886	4,831	6,480	7,685	7,777
Tax asset, deferred and receivable	101,121	99,883	135,521	113,724	103,070
Other assets	331,006	322,322	340,476	318,005	270,777
TOTAL ASSETS	$18,317,803	$18,405,887	$18,078,263	$18,032,256	$18,243,330
LIABILITIES
Deposits:
Noninterest-bearing	$2,338,364	$2,500,062	$2,554,984	$2,636,017	$2,964,355
Interest-bearing	12,546,220	12,321,391	12,091,592	11,945,138	11,738,932
Total Deposits	14,884,584	14,821,453	14,646,576	14,581,155	14,703,287
Borrowings:
Federal funds purchased	—	—	—	—	20
Securities sold under repurchase agreements	130,264	157,280	152,537	152,472	179,067
Federal Home Loan Bank advances	612,778	712,852	713,384	723,480	823,577
Subordinated debentures and other borrowings	118,612	158,644	158,665	151,325	151,312
Total Borrowings	861,654	1,028,776	1,024,586	1,027,277	1,153,976
Interest payable	19,262	18,912	16,473	13,595	11,979
Other liabilities	327,500	289,033	297,984	264,664	251,640
Total Liabilities	16,093,000	16,158,174	15,985,619	15,886,691	16,120,882
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,321	7,428	7,425	7,412	7,407
Additional paid-in capital	1,208,447	1,236,506	1,234,402	1,233,593	1,231,532
Retained earnings	1,181,939	1,154,624	1,132,962	1,097,399	1,057,298
Accumulated other comprehensive loss	(198,029)	(175,970)	(307,270)	(217,964)	(198,914)
Total Stockholders' Equity	2,224,803	2,247,713	2,092,644	2,145,565	2,122,448
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,317,803	$18,405,887	$18,078,263	$18,032,256	$18,243,330

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
INTEREST INCOME
Loans receivable:
Taxable	$198,023	$197,523	$191,705	$186,256	$172,353
Tax-exempt	8,190	8,197	8,288	7,760	7,709
Investment securities:
Taxable	8,748	8,644	8,590	8,886	9,087
Tax-exempt	13,611	13,821	13,947	14,279	16,070
Deposits with financial institutions	6,493	8,034	5,884	3,164	637
Federal Home Loan Bank stock	835	771	719	1,020	542
Total Interest Income	235,900	236,990	229,133	221,365	206,398
INTEREST EXPENSE
Deposits	98,285	96,655	85,551	73,201	50,685
Federal funds purchased	—	1	—	123	1,297
Securities sold under repurchase agreements	1,032	827	797	979	848
Federal Home Loan Bank advances	6,773	6,431	6,896	6,815	7,064
Subordinated debentures and other borrowings	2,747	3,013	2,506	2,412	2,385
Total Interest Expense	108,837	106,927	95,750	83,530	62,279
NET INTEREST INCOME	127,063	130,063	133,383	137,835	144,119
Provision for credit losses	2,000	1,500	2,000	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	125,063	128,563	131,383	137,835	144,119
NONINTEREST INCOME
Service charges on deposit accounts	7,907	7,690	7,975	7,813	7,359
Fiduciary and wealth management fees	8,200	8,187	7,394	7,397	7,862
Card payment fees	4,500	4,437	4,716	4,537	5,172
Net gains and fees on sales of loans	3,254	4,111	5,517	3,632	2,399
Derivative hedge fees	263	1,049	516	672	1,148
Other customer fees	427	237	384	742	517
Earnings on cash surrender value of life insurance	1,592	3,202	1,761	2,096	1,288
Net realized losses on sales of available for sale securities	(2)	(2,317)	(1,650)	(1,392)	(1,571)
Other income (loss)	497	(152)	1,229	822	823
Total Noninterest Income	26,638	26,444	27,842	26,319	24,997
NONINTEREST EXPENSES
Salaries and employee benefits	58,293	60,967	55,566	54,753	57,459
Net occupancy	7,312	9,089	6,837	6,674	7,259
Equipment	6,226	6,108	5,698	6,181	6,126
Marketing	1,198	2,647	2,369	1,102	1,309
Outside data processing fees	6,889	5,875	6,573	6,604	6,113
Printing and office supplies	353	402	333	434	383
Intangible asset amortization	1,957	2,182	2,182	2,182	2,197
FDIC assessments	4,287	7,557	2,981	2,740	1,396
Other real estate owned and foreclosure expenses	534	1,743	677	916	(18)
Professional and other outside services	3,952	3,981	3,833	4,660	3,698
Other expenses	5,934	7,552	6,805	6,347	7,798
Total Noninterest Expenses	96,935	108,103	93,854	92,593	93,720
INCOME BEFORE INCOME TAX	54,766	46,904	65,371	71,561	75,396
Income tax expense	6,825	4,425	9,005	10,699	11,317
NET INCOME	47,941	42,479	56,366	60,862	64,079
Preferred stock dividends	469	469	468	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,472	$42,010	$55,898	$60,393	$63,610
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.80	$0.71	$0.95	$1.02	$1.07
Diluted Net Income Available to Common Stockholders	$0.80	$0.71	$0.94	$1.02	$1.07
Cash Dividends Paid to Common Stockholders	$0.34	$0.34	$0.34	$0.34	$0.32
Average Diluted Common Shares Outstanding (in thousands)	59,273	59,556	59,503	59,448	59,441
FINANCIAL RATIOS:
Return on Average Assets	1.04%	0.92%	1.24%	1.34%	1.42%
Return on Average Stockholders' Equity	8.47	7.89	10.38	11.29	12.21
Return on Tangible Common Stockholders' Equity	13.21	12.75	16.54	18.04	19.82
Average Earning Assets to Average Assets	92.91	93.62	93.36	93.38	93.35
Allowance for Credit Losses - Loans as % of Total Loans	1.64	1.64	1.67	1.80	1.82
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.10	0.66	0.06	0.01
Average Stockholders' Equity to Average Assets	12.17	11.58	11.87	11.78	11.56
Tax Equivalent Yield on Average Earning Assets	5.65	5.64	5.55	5.36	5.06
Interest Expense/Average Earning Assets	2.55	2.48	2.26	1.97	1.48
Net Interest Margin (FTE) on Average Earning Assets	3.10	3.16	3.29	3.39	3.58
Efficiency Ratio	59.21	63.26	53.91	52.21	51.72
Tangible Common Book Value Per Share	$25.07	$25.06	$22.43	$23.34	$22.93

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Commercial and industrial loans	$3,722,365	$3,670,948	$3,490,953	$3,531,395	$3,502,204
Agricultural land, production and other loans to farmers	234,431	263,414	233,838	230,003	219,598
Real estate loans:
Construction	941,726	957,545	1,022,261	949,918	960,979
Commercial real estate, non-owner occupied	2,368,360	2,400,839	2,360,596	2,379,819	2,375,410
Commercial real estate, owner occupied	1,137,894	1,162,083	1,153,707	1,179,739	1,244,117
Residential	2,316,490	2,288,921	2,257,385	2,248,473	2,185,943
Home equity	618,258	617,571	609,352	614,366	621,354
Individuals' loans for household and other personal expenditures	161,459	168,388	176,523	172,896	172,389
Public finance and other commercial loans	964,599	956,318	966,807	963,624	959,467
Loans	12,465,582	12,486,027	12,271,422	12,270,233	12,241,461
Allowance for credit losses - loans	(204,681)	(204,934)	(205,782)	(221,147)	(223,052)
NET LOANS	$12,260,901	$12,281,093	$12,065,640	$12,049,086	$12,018,409

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Demand deposits	$7,771,976	$7,965,862	$7,952,040	$8,045,455	$8,422,387
Savings deposits	4,679,593	4,516,433	4,572,162	4,530,255	4,499,487
Certificates and other time deposits of $100,000 or more	1,451,443	1,408,985	1,280,607	1,160,303	1,040,379
Other certificates and time deposits	901,280	849,906	761,196	680,965	574,886
Brokered certificates of deposits	80,292	80,267	80,571	164,177	166,148
TOTAL DEPOSITS	$14,884,584	$14,821,453	$14,646,576	$14,581,155	$14,703,287

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2024			March 31, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$575,699	$6,493	4.51%	$172,814	$637	1.47%
Federal Home Loan Bank stock	41,764	835	8.00	39,759	542	5.45
Investment Securities: (1)
Taxable	1,783,057	8,748	1.96	1,924,079	9,087	1.89
Tax-exempt (2)	2,246,265	17,229	3.07	2,552,371	20,342	3.19
Total Investment Securities	4,029,322	25,977	2.58	4,476,450	29,429	2.63
Loans held for sale	21,782	328	6.02	23,538	360	6.12
Loans: (3)
Commercial	8,598,110	159,209	7.41	8,483,879	139,661	6.58
Real estate mortgage	2,130,947	22,357	4.20	1,914,640	18,391	3.84
Installment	821,815	16,129	7.85	840,450	13,941	6.64
Tax-exempt (2)	904,412	10,367	4.59	872,877	9,758	4.47
Total Loans	12,477,066	208,390	6.68	12,135,384	182,111	6.00
Total Earning Assets	17,123,851	241,695	5.65%	16,824,407	212,719	5.06%
Total Non-Earning Assets	1,306,670			1,197,788
TOTAL ASSETS	$18,430,521			$18,022,195
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,419,821	$39,491	2.91%	$5,263,601	$24,662	1.87%
Money market deposits	3,045,478	27,383	3.60	2,746,047	13,577	1.98
Savings deposits	1,559,877	3,801	0.97	1,826,209	2,965	0.65
Certificates and other time deposits	2,427,859	27,610	4.55	1,466,275	9,481	2.59
Total Interest-Bearing Deposits	12,453,035	98,285	3.16	11,302,132	50,685	1.79
Borrowings	1,011,812	10,552	4.17	1,293,309	11,594	3.59
Total Interest-Bearing Liabilities	13,464,847	108,837	3.23	12,595,441	62,279	1.98
Noninterest-bearing deposits	2,428,170			3,121,277
Other liabilities	295,365			222,352
Total Liabilities	16,188,382			15,939,070
STOCKHOLDERS' EQUITY	2,242,139			2,083,125
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,430,521	108,837		$18,022,195	62,279
Net Interest Income (FTE)		$132,858			$150,440
Net Interest Spread (FTE) (4)			2.42%			3.08%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.65%			5.06%
Interest Expense / Average Earning Assets			2.55%			1.48%
Net Interest Margin (FTE) (5)			3.10%			3.58%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $5,795 and $6,321 for the three months ended March 31, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Net Income Available to Common Stockholders - GAAP	$47,472	$42,010	$55,898	$60,393	$63,610
Adjustments:
PPP loan income	—	(7)	(8)	(9)	(25)
Non-core expenses[1,2]	3,481	12,682	—	—	—
Tax on adjustments	(848)	(3,088)	2	2	6
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$50,105	$51,597	$55,892	$60,386	$63,591

Average Diluted Common Shares Outstanding (in thousands)	59,273	59,556	59,503	59,448	59,441

Diluted Earnings Per Common Share - GAAP	$0.80	$0.71	$0.94	$1.02	$1.07
Adjustments:
PPP loan income	—	—	—	—	—
Non-core expenses[1,2]	0.06	0.21	—	—	—
Tax on adjustments	(0.01)	(0.05)	—	—	—
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.85	$0.87	$0.94	$1.02	$1.07
1 - Non-core expenses in 4Q23 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Total Average Stockholders' Equity (GAAP)	$2,242,139	$2,130,993	$2,154,232	$2,139,877	$2,083,125
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(732,432)	(734,007)	(735,787)	(737,489)	(739,190)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,484,582	$1,371,861	$1,393,320	$1,377,263	$1,318,810

Net Income Available to Common Stockholders (GAAP)	$47,472	$42,010	$55,898	$60,393	$63,610
Plus: Intangible Asset Amortization, Net of Tax	1,546	1,724	1,724	1,724	1,734
Tangible Net Income (Non-GAAP)	$49,018	$43,734	$57,622	$62,117	$65,344

Return on Tangible Common Equity (Non-GAAP)	13.21%	12.75%	16.54%	18.04%	19.82%